Exhibit 10.2

EXECUTION COPY

LEVEL 3 COMMUNICATIONS, INC.

$175,000,000
6.5% Convertible Senior Notes due 2016

UNDERWRITING AGREEMENT

New York, New York
September 14, 2010

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

as Representative of the several Underwriters

One Bryant Park

New York, New York  10036

Ladies and Gentlemen:

Level 3 Communications, Inc., a corporation organized under the laws of Delaware (the “Company”), proposes to sell to the several underwriters named in Schedule I hereto (the “Underwriters”), for whom you (the “Representative”) are acting as representative, $175,000,000 aggregate principal amount of its 6.5% Convertible Senior Notes due 2016 (the “Underwritten Securities”).  The Company also proposes to grant to the Underwriters an option to purchase up to $26,250,000 additional principal amount of such Convertible Senior Notes to cover over-allotments, if any (the “Option Securities”; and together with the Underwritten Securities, the “Securities”).  The Securities are convertible into shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company at the conversion rate set forth in the Final Prospectus.  The Securities are to be issued under an indenture dated as of December 24, 2008 (the “Base Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by a third supplemental indenture to be dated as of September 20, 2010 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).  To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representative as used herein shall mean you, as Underwriter, and the term Underwriters shall mean either the singular or plural as the context requires.  Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.  Certain terms used herein are defined in Section 19 hereof.

1.  Representations and Warranties.  The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

(a)  The Company meets the requirements for use of Form S-3 under the Securities Act and has prepared and filed with the Commission an automatic shelf registration statement, as defined in Rule 405 (file number 333-154976) on Form S-3, including a related basic prospectus, for registration under the Securities Act of the offering and sale of the Securities.  Such Registration Statement, including any amendments thereto filed prior to the Applicable Time, became effective upon filing.  The Company may have filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), the Preliminary Prospectus, which has previously been furnished to you.  The Company will file with the Commission a final prospectus supplement relating to the Securities in accordance with Rule 424(b).  As filed, such final prospectus supplement shall contain all information required by the Securities Act and the rules thereunder, and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Applicable Time or, to the extent not completed at the Applicable Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and the Preliminary Prospectus) as the Company has advised you, prior to the Applicable Time, will be included or made therein.  At the Applicable Time, the Company was eligible to use the Registration Statement for an offering pursuant to Rule 415(a)(1)(x).  The initial Effective Date of the Registration Statement was not earlier than the date three years before the Applicable Time.

(b)  On the Effective Date, the Registration Statement did, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a “settlement date”), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Applicable Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and, on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(c)  At the Applicable Time, (i) the Disclosure Package and (ii) each electronic road show, when taken together as a whole with the Disclosure Package, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(d)  (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption in Rule 163, and (iv) at the date and time that this agreement is executed and delivered by the parties hereto (with such date being used as the determination date for purposes of this clause (iv)), the Company was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405.  The Company agrees to pay the fees required by the Commission relating to the Securities within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(e)  (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Securities and (ii) as of the Applicable Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(f)  Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.  The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(g)  Subsequent to the respective dates as of which information is given in the Disclosure Package and the Final Prospectus, except as set forth or contemplated in the Disclosure Package and the Final Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, nor entered into any transaction not in the ordinary course of business that is material to the Company and its subsidiaries taken as a whole, and there has not been, singularly or in the aggregate, any material adverse effect in the properties, business, results of operations, financial condition, affairs or business prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).  Without limiting the foregoing, neither the Company nor any of its subsidiaries has sustained since the respective dates as of which information is given in the Disclosure Package and the Final Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental or regulatory action, order or decree, constituting a Material Adverse Effect, otherwise than as set forth or contemplated in the Disclosure Package and the Final Prospectus.

(h)  Each of the Company and the Subsidiaries (x) has been duly organized and is validly existing as a corporation or other business organization under the laws of its jurisdiction of organization and is in good standing under the laws of such jurisdiction, (y) has the requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Disclosure Package and the Final Prospectus, and to own, lease and operate its properties and (z) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the operation, ownership or leasing of property or the conduct of its business requires such qualification, except where any failure to be so qualified would not, singularly or when aggregated with failures to be qualified elsewhere, have a Material Adverse Effect.  The Company has the requisite corporate power and authority to execute, deliver and perform this Agreement and the Supplemental Indenture and to issue, sell and deliver the Securities.  As of the date of its execution, the Company had the requisite corporate power and authority to execute, deliver and perform the Base Indenture.  The term “Subsidiary” means each entity listed on Schedule II hereto and the Company has no “significant subsidiaries” (as defined in Regulation S-X) other than the Subsidiaries.

(i)  The Company has an authorized equity capitalization of 2,910,000,000 shares, consisting of 2,900,000,000 shares of Common Stock, par value $0.01 per share, and 10,000,000 shares of Preferred Stock, par value $0.01 per share.  All of the issued shares of capital stock of the Company have been duly and validly authorized and are fully paid and non-assessable and conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Final Prospectus.  The shares of Common Stock initially issuable upon conversion of the Securities have been duly and validly authorized and, when issued upon conversion of the Securities in accordance with the terms of the Indenture, will be validly issued, fully paid and nonassessable; the Board of Directors of the Company or a duly constituted committee thereof has duly and validly adopted resolutions reserving such shares of Common Stock for issuance upon conversion of the Securities; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities or the shares of Common Stock issuable upon conversion thereof; and, except as set forth in the Disclosure Package and the Final Prospectus and except for outstanding warrants and options to purchase shares of Common Stock that in the aggregate represent less than 1% of the Common Stock outstanding on the date hereof, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.  All of the issued and outstanding shares of capital stock or equity interests of each of the Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable and, except as set forth or contemplated in the Disclosure Package and the Final Prospectus, are owned, directly or through subsidiaries, by the Company, free and clear of any lien or other claim or encumbrance (other than the pledge of such shares or equity interests pursuant to the agreements the Company and certain of its subsidiaries have entered into in connection with the senior secured term loan described in the Disclosure Package and the Final Prospectus).

(j)  The Securities have been duly authorized, and, when executed by the Company and authenticated by the Trustee in accordance with the terms of the Indenture and delivered to and duly paid for by the Underwriters in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and will be convertible into Common Stock in accordance with their terms.  The Base Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and, when the Supplemental Indenture is executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.  The Securities and the Indenture will conform to the description thereof in the Disclosure Package and the Final Prospectus.

(k)  There is no franchise, contract or other document of a character required to be described in the Disclosure Package or the Final Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required; and the statements (i) incorporated by reference in the Disclosure Package and the Final Prospectus from the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, under the heading “Legal Proceedings”, as supplemented by the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2010 and June 30, 2010, and (ii) in the Preliminary Prospectus and the Final Prospectus under the heading “Business—Regulation”, in each case fairly summarize the matters therein described.

(l)  This Agreement has been duly authorized, executed and delivered by the Company.

(m)  The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Final Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(n)  The execution and delivery of this Agreement and the Indenture, the issuance and sale of the Securities hereunder, the issuance of Common Stock upon conversion of the Securities, the performance by the Company of this Agreement and the Indenture and the consummation of the other transactions herein and therein contemplated will not (x) conflict with or result in a breach or violation of any of the respective charters, by-laws or other organizational documents of the Company or any of the Subsidiaries, (y) violate or conflict with any statute, rule or regulation applicable to the Company or any Subsidiary or any order or decree of any governmental or regulatory agency or body or any court having jurisdiction over the Company or any Subsidiary or any of their respective properties or (z) after giving effect to the waivers and consents obtained on or prior to the date hereof, if any, conflict with or result in a breach or violation of any term or provision of, constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a lien or other claim or encumbrance with respect to, any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage or deed of trust or any other agreement or instrument to which the Company or any of the Subsidiaries, is a party or by which it or any of them is bound, or to which any properties of the Company or any of the Subsidiaries is or may be subject, except, in the case of clauses (y) and (z) for violations, conflicts, breaches, defaults, accelerations of obligations or liens that would not, individually or in the aggregate, have a Material Adverse Effect.  No material authorization, approval or consent or order of, or filing, registration or qualification with, any court or governmental or regulatory body or agency is required in connection with the transactions contemplated by this Agreement or the Indenture except as have been made or obtained and except as may be required by and made with or obtained from state securities laws or regulations, or, with respect to filing the Final Prospectus with the Commission in accordance with Rule 424(b) under the Securities Act.

(o)  Except as described in the Disclosure Package and the Final Prospectus, there is no action, suit or proceeding before or by any court, arbitrator or governmental or regulatory official, agency or body, domestic or foreign, pending against or affecting the Company or any of its subsidiaries, or any of their respective properties, that, if determined adversely, is reasonably expected to affect adversely the issuance of the Securities or in any manner draw into question the validity of this Agreement, the Indenture or the Securities or to result, singularly or when aggregated with other pending actions and actions known to be threatened that are not described in the Disclosure Package and the Final Prospectus, in a Material Adverse Effect, or that is reasonably expected to materially and adversely affect the consummation of this Agreement or the Indenture or the transactions contemplated hereby or thereby, and to the best of the Company’s knowledge, no such proceedings are contemplated or threatened.

(p)  None of the Company or any of the Subsidiaries is or after giving effect to the issuance of the Securities will be (i) in violation of its respective charter, bylaws or other organizational documents or (ii) in default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject, or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (ii) or (iii) above, for any such default or violation that could not, singularly or in the aggregate, have a Material Adverse Effect.

(q)  KPMG LLP, who have certified certain of the consolidated financial statements and supporting schedules of the Company included or incorporated by reference in the Disclosure Package and the Final Prospectus, are independent public accountants with respect to the Company and its subsidiaries, as required by the Securities Act.  The consolidated historical statements, together with related schedules and notes, if any, included or incorporated by reference in the Disclosure Package and the Final Prospectus comply as to form in all material respects with the requirements of the Securities Act.  Such historical financial statements fairly present in all material respects the consolidated financial position of the Company and its subsidiaries at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated, in accordance with generally accepted accounting principles, except as otherwise expressly stated therein, as consistently applied throughout such periods.  The other financial and statistical information and data included in the Disclosure Package and the Final Prospectus are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

(r)  Each of the Company and the Subsidiaries has all certificates, consents, exemptions, orders, permits, licenses, authorizations, or other approvals (each, an “Authorization”) of and from, and has made all declarations and filings with, all Federal, state, local and other governmental or regulatory bodies or agencies, and all courts and other tribunals, necessary or required to own, lease, license and use its properties and assets and to conduct its business as currently operated in the manner described in the Disclosure Package and the Final Prospectus, except to the extent that the failure to obtain or file any such Authorizations would not, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect.  All such Authorizations are in full force and effect with respect to the Company and the Subsidiaries, and the Company and the Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto.

(s)  The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to material assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for material assets is compared on a periodic basis, which the Company believes are reasonable intervals, with the existing assets and appropriate action is taken with respect to any material differences.  The Company and its applicable executive officers have complied with Rule 13a-14 under the Exchange Act.

(t)  Except as disclosed in the Disclosure Package and the Final Prospectus, no holder of any security of the Company has or will have any right to require the registration of such security by virtue of the offering and sale of the Securities under this Agreement other than (i) any such right that has been expressly waived in writing and (ii) any such right in respect of outstanding warrants to purchase shares of Common Stock of the Company that in the aggregate represent less than 1% of the shares of Common Stock of the Company outstanding on the date hereof.  No holder of any of the outstanding shares of capital stock of the Company or any other person is entitled to preemptive or other rights to subscribe for the Securities.

(u)  The Company has not taken nor will it take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act, in connection with the offering of the Securities.

(v)  Prior to the date hereof, the Company has furnished to the Representative letters, substantially in the form of Exhibit E hereto, duly executed by the executive officers and directors of the Company set forth on Schedule IV hereto and addressed to the Representative.

(w)  The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Securities Act, and the Company is not the subject of a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Securities.

(x)  The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements in all material respects and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(y)  None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent or employee of the Company or any of its subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(z)  Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent or employee of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company and its subsidiaries have conducted their businesses in compliance in all material respects with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance in all material respects therewith.

(aa)  The Company and its subsidiaries and their respective officers and directors are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2.  Purchase and Sale.  (a)  Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price of 97.25% of the principal amount thereof, plus accrued interest, if any, from September 20, 2010 to the Closing Date, the principal amount of Underwritten Securities set forth opposite such Underwriter’s name on Schedule I hereto.

(b)  Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, the Option Securities at the same purchase price as the Underwriters shall pay for the Underwritten Securities, plus accrued interest, if any, from September 20, 2010 to the settlement date for the Option Securities.  Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters.  Said option may be exercised for 30 days after the date hereof and may be exercised in whole or in part from time to time upon written notice by the Representative to the Company setting forth the principal amount of Option Securities as to which the several Underwriters are exercising the option and the settlement date.  Delivery of the Option Securities, and payment therefor, shall be made as provided in Section 3 hereof.  The principal amount of Option Securities to be purchased by each Underwriter shall be the same percentage of the total principal amount of Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional Securities.

3.  Delivery and Payment.  Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at

10:00 AM, New York City time, on September 20, 2010, or at such time on such later date not more than three Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”).  Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company.  Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct.

If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representative, at One Bryant Park, New York, New York, on the date specified by the Representative (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company.  If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representative on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

4.  Offering by Underwriters.  It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

5.  Agreements.  The Company agrees with the several Underwriters that:

(a)  Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any preliminary prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object.  The Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed in a form reasonably approved by the Representative with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing.  The Company will promptly advise the Representative (1) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (2) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose.  The Company will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension of the Registration Statement and, upon such issuance or occurrence, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or prevention, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b)  The Company will prepare a final term sheet, containing solely a description of the Securities, in a form approved by the Underwriters and will file such term sheet pursuant to Rule 433(d) within the time required by such Rule.

(c)  If there occurs an event or development as a result of which the Disclosure Package would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will notify promptly the Representative so that any use of the Disclosure Package may cease until it is amended or supplemented.

(d)  If, at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Final Prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder, including in connection with use or delivery of the Final Prospectus, the Company promptly will (1) notify the Representative of any such event, (2) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 5, an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance, (3) use its reasonable best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Final Prospectus and (4) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

(e)  As soon as practicable, the Company will make generally available to its security holders an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158.

(f)  The Company will furnish to the Representative and counsel for the Underwriters, without charge, a conformed copy of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement

(without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representative may reasonably request.  The Company will pay the expenses of printing or other production of all such documents.

(g)  The Company will cooperate with the Representative in arranging, at the Company’s cost, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then subject.  The Company promptly will advise the Representative of the receipt by it of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(h)  The Company agrees that, unless it obtains the prior written consent of the Representative, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433, other than the final term sheet prepared and filed pursuant to Section 5(b) hereto; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule III hereto and any electronic or graphic road show.  Any such free writing prospectus consented to by the Representative or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(i)  The Company will not for a period of 75 days following the time of execution of this Agreement, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any majority controlled affiliate of the Company or any person in privity with the Company or any majority controlled affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section

16 of the Exchange Act, any shares of capital stock or securities convertible into, or exchangeable for, shares of capital stock (other than the Securities) or publicly announce an intention to effect any such transaction, except for:  (A) Common Stock issued pursuant to any employee benefit plan, stock ownership or stock option plan or dividend reinvestment plan in effect at the Applicable Time or options granted pursuant to any such plan in effect at the Applicable Time, provided that such options cannot be exercised for any remaining portion of such 75-day period, (B) Common Stock issued in connection with the exercise of any warrants or convertible securities outstanding at the Applicable Time, (C) Common Stock issued to prospective employees in connection with such employees being hired by the Company or any of its subsidiaries, (D) Common Stock to be issued after the end of such 75-day period as direct consideration to the sellers in any acquisition or Common Stock to be issued as direct consideration during such 75-day period to the sellers in any acquisition with respect to which the recipients of such Common Stock agree in writing with the underwriters to be bound by the foregoing restrictions, (E) issuances of shares of Common Stock and securities convertible into shares of Common Stock, in either case issued in exchange for outstanding debt securities of the Company or any of its subsidiaries, provided that the number of such shares of Common Stock and the number of shares of Common Stock issuable upon conversion of such convertible securities shall not exceed 50,000,000 shares of Common Stock in the aggregate, (F) Common Stock sold in connection with the payment of taxes or exercise prices relating to awards under any employee benefit plan, stock ownership or stock incentive plan and (G) the Securities.

(j)  The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(k)  The Company will apply the net proceeds from the sale of the Securities sold by it substantially in accordance with its statements under the caption “Use of Proceeds” in the Disclosure Package and the Final Prospectus.

(l)  The Company will reserve and keep available at all times, free of preemptive rights, the full number of shares of Common Stock issuable upon conversion of the Securities.

(m)  Between the Applicable Time and the Closing Date, the Company will not do or authorize any act or thing that would result in an adjustment of the Conversion Rate, as defined in the Indenture.

6.  Conditions to the Obligations of the Underwriters.  The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Applicable Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)  The Final Prospectus, and any supplement thereto, shall have been filed in the manner and within the time period required by Rule 424(b); the final term sheet contemplated by Section 5(b) hereto, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b)  The Company shall have requested and caused Willkie Farr & Gallagher LLP, counsel for the Company, to have furnished to the Representative their opinion, dated the Closing Date and addressed to the Representative on behalf of the Underwriters, to the effect of Exhibit A.

(c)  The Company shall have caused Bingham McCutchen LLP, regulatory counsel for the Company, to have furnished to the Representative their opinion, dated the Closing Date and addressed to the Representative on behalf of the Underwriters, to the effect of Exhibit B.

(d)  The Company shall have caused internal counsel for the Company to have furnished to the Representative its opinion as to Canadian regulatory matters, dated the Closing Date, and addressed to the Representative on behalf of the Underwriters, to the effect of Exhibit C.

(e)  The Company shall have furnished to the Representative the opinion of Thomas C. Stortz, Executive Vice President, Chief Legal Officer and Secretary of the Company, or any Assistant General Counsel of the Company, dated the Closing Date and addressed to the Representative on behalf of the Underwriters, to the effect of Exhibit D.

(f)  The Representative shall have received from Cravath, Swaine & Moore LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representative on behalf of the Underwriters, with respect to the issuance and sale of the Securities, the Registration Statement, the Disclosure Package, the Final Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(g)  The Company shall have furnished to the Representative a certificate of the Company, signed by the President and Chief Executive Officer and the Group Vice

President and Chief Financial Officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package, the Final Prospectus, any supplements or amendments thereto and this Agreement and that:

(i)  the representations and warranties of the Company in this Agreement that are qualified as to materiality are true and correct and all other representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii)  no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iii)  since the date of the most recent financial statements included or incorporated by reference in the Disclosure Package and the Final Prospectus (exclusive of any supplements thereto), there has not been, singularly or in the aggregate, any material adverse effect, in the properties, business, results of operations, financial condition, affairs or business prospects of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(h)  At the time of execution of this Agreement and at the Closing Date, the Company shall have requested and caused KPMG LLP to furnish to the Representative letters, dated respectively as of the time of execution of this Agreement and as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent registered accountants within the meaning of the Securities Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of the Company for the three-month period ended March 31, 2010 and the six-month period ended June 30, 2010, and as at March 31, 2010 and June 30, 2010, in accordance with Statement on Auditing Standards No. 100, and stating in effect that:

(i)  in their opinion the audited financial statements and financial statement schedules included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related rules and regulations adopted by the Commission;

(ii)  on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with the standards established under Statement on Auditing Standards No. 100, of the unaudited interim financial information for the three-month period ended March 31, 2010 and the six-month period ended June 30, 2010, and as at March 31, 2010 and June 30, 2010; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit and compensation committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 2009, nothing came to their attention which caused them to believe that:

(A)                               any unaudited financial statements included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Securities Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Final Prospectus; or

(B)                               with respect to the period subsequent to June 30, 2010, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders’ equity of the Company as compared with the amounts shown on the June 30, 2010 consolidated balance sheet included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Final Prospectus, or for the period from July 1, 2010 to such specified date there were any increases, as compared with the corresponding period in the preceding quarter, in net loss or loss from continuing operations before income taxes or in total or per share amounts of net income/loss of the Company and its subsidiaries, except in all instances for changes or increases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representative; or

(C)                               the information included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Final Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information) and Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; and

(iii)  they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement, the Preliminary Prospectus and the Final Prospectus and in Exhibit 12 to the Registration Statement, including the information set forth under the captions “Summary”, “Risk Factors”, “Use of Proceeds”, “Capitalization”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Business” and “Description of the Notes” in the Preliminary Prospectus and the Final Prospectus, the information included or incorporated by reference in Items 1, 2, 6, 7, 11, 12 and 13 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Final Prospectus, and the information included in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included or incorporated by reference in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010 and June 30, 2010 incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Final Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

All references in this Section 6(h) to the Registration Statement, the Preliminary Prospectus and the Final Prospectus shall be deemed to include any amendment or supplement thereto at the date of the applicable letter.

(i)  Subsequent to the time of execution of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any increase, change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the properties, business, results of operations, financial condition, affairs or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Final Prospectus (in each case exclusive of any supplement thereto).

(j)  Subsequent to the time of execution of this Agreement, there shall not have been (i) any decrease in the rating of any of the Company’s debt securities by Standard & Poor’s Ratings Service, Moody’s Investors Service, Inc. or Fitch Ratings Ltd. or (ii) any notice given of any intended or potential decrease in any such rating or that  Standard & Poor’s Ratings Service, Moody’s Investors Service, Inc. or Fitch Ratings Ltd. has under surveillance or review (other than any such notice with positive implications of a possible upgrading) its rating of the Company’s or any Subsidiary’s debt securities.

(k)  The shares of Common Stock initially issuable upon conversion of the Securities shall have been listed and admitted and authorized for trading, subject to official notice of issuance, on the Nasdaq Global Select Market, and reasonably satisfactory evidence of such actions shall have been provided to the Representative.

(l)  Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

(m)  The Representative shall have received the letters referred to in Section 1(w) hereof, and such letters shall remain in full force and effect at the Closing Date.

If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative.  Notice of such cancelation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered at the office of Cravath, Swaine & Moore LLP, counsel for the Underwriters, at 825 Eighth Avenue, New York, New York 10019, on the Closing Date.

7.  Reimbursement of Underwriters’ Expenses.  If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, in each case, other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Merrill Lynch on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.  Except as provided in the preceding sentence or elsewhere in this Agreement, the Underwriters shall be responsible for all costs and expenses incurred by them in connection with their purchase of the Securities hereunder and the resale of any of the Securities, including, without limitation, their own out-of-pocket lodging, meal and other “roadshow” expenses and fees and disbursements of counsel for the Underwriters and such other “roadshow” expenses as shall be agreed upon by the Company and the Representative.

8.  Indemnification and Contribution.  (a)  The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each  Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any preliminary prospectus (including the Preliminary Prospectus), the Final Prospectus, the Disclosure Package, any Issuer Free Writing Prospectus or the information contained in the final term sheet prepared and filed pursuant to Section 5(b) hereof, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein.  This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)  Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity.  This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.  The Company acknowledges that (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and discounts, (iii) the paragraphs related to stabilization and syndicate covering transactions, (iv) the representations relating to offerings in the European Union, including the United Kingdom, and (v) the paragraph related to electronic distributions of the prospectus supplement under the heading “Underwriting” in the Preliminary Prospectus and the Final Prospectus, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Final Prospectus.

(c)  Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph  (a) or (b) above.  The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party.  Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.  It is understood, however, that the Company shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons, which firm shall be designated in writing by Merrill Lynch.  An indemnifying party shall not be liable under this Section 8 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.

(d)  In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the  Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder.  If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.  Benefits received by the Company  shall be deemed to be equal to the total net proceeds from the offering of the Securities (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus.  Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Company  and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

9.  Default by an Underwriter.  If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24 hour period, then the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or  Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of  Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company, except as provided in Section 11 hereof.  In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven Business Days, as the Representative shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected.  Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

10.  Termination.  This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in any of the Company’s securities shall have been suspended by the Commission or the Nasdaq Global Select Market or trading in securities generally on the New York Stock Exchange or the Nasdaq Global Select Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or the Nasdaq Global Select Market, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

11.  Representations and Indemnities to Survive.  The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities.  The provisions of Sections 7, 8 and 14 hereof shall survive the termination or cancelation of this Agreement.

12.  Notices.  All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or sent by fax and confirmed to them, care of Merrill Lynch, Pierce, Fenner & Smith Incorporated, at One Bryant Park, New York, New York 10036, attention of Syndicate Department, with a copy to ECM

Legal; or, if sent to the Company, will be mailed, delivered or sent by fax and confirmed to it at 1025 Eldorado Boulevard, Broomfield, Colorado 80021, attention: General Counsel.

13.  Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

14.  No Advisory or Fiduciary Relationship.  The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

15.  Integration.  This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

16.  Applicable Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York (without regard to the conflict of law provisions thereof).

17.  Counterparts.  This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

18.  Headings.  The section headings used herein are for convenience only and shall not affect the construction hereof.

19.  Definitions.  The terms which follow, when used in this Agreement, shall have the meanings indicated.

“Applicable Time” shall mean 9:00 PM (New York City time) on the date of this Agreement or such other time as agreed by the Company and the Representative.

“Basic Prospectus” shall mean the prospectus referred to in Section 1(a) above contained in the Registration Statement at the Effective Date.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Disclosure Package” shall mean (i) the Preliminary Prospectus, as amended and supplemented to the Applicable Time, (ii) the Issuer Free Writing Prospectus identified in Schedule III hereto and (iii) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

“Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto became or become effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Final Prospectus” shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the time of execution of this Agreement, together with the Basic Prospectus.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

“Preliminary Prospectus” shall mean the most recent preliminary prospectus supplement to the Basic Prospectus which is used prior to the filing of the Final Prospectus, together with the Basic Prospectus.

“Registration Statement” shall mean the Registration Statement referred to in Section 1(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such Registration Statement as so amended.

“Rule 158”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B”, “Rule 433” and “Rule 503” refer to such rules under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

Very truly yours,

LEVEL 3 COMMUNICATIONS, INC.

By:	/s/ Sunit Patel
Name: Sunit Patel
Title: EVP & CFO

CONFIRMED AND ACCEPTED,

as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH

                              INCORPORATED

By:	/s/ Mark Bush
Name: Mark Bush
Title: Managing Director

For themselves and as Representative of the other Underwriters named in Schedule I hereto.

SCHEDULE I

Underwriters	Principal Amount of Underwritten Securities to be Purchased

Merrill Lynch, Pierce, Fenner & Smith Incorporated	$61,250,000
Citigroup Global Markets Inc.	$52,500,000
Morgan Stanley & Co. Incorporated	$35,000,000
Deutsche Bank Securities Inc.	$17,500,000
Wells Fargo Securities, LLC	$8,750,000

Total	$175,000,000

SCHEDULE II

Subsidiaries

Level 3 Financing, Inc.

Level 3 Communications, LLC

Broadwing, LLC

TelCove Operations, LLC

WilTel Communications, LLC

Broadwing Communications, LLC

BTE Equipment, LLC

Level 3 International, Inc.

Level 3 Holdings, B.V.

Level 3 Communications Limited (UK)

Level 3 Communications GmbH (Germany)

Level 3 Holdings, Inc.

KCP, Inc.

SCHEDULE III

Pricing Supplement dated September 14, 2010 (attached)

Filed pursuant to Rule 433

Free Writing Prospectus dated September 14, 2010

Registration Statement No. 333-154976

LEVEL 3 COMMUNICATIONS, INC.
Pricing Term Sheet — September 14, 2010
$175,000,000 6.5% Convertible Senior Notes due 2016

The following information, filed pursuant to Rule 433, supplements the Preliminary Prospectus Supplement dated September 13, 2010, to the accompanying Prospectus dated November 4, 2008, filed as part of Registration Statement No. 333-154976.

Issuer:	Level 3 Communications, Inc. (the “Issuer”)

Title of Securities:	6.5% Convertible Senior Notes due 2016 (the “Notes”)

Face (Principal Amount):	$175,000,000

Over-allotment Option:	$26,250,000

Gross Proceeds:	$175,000,000

Net Proceeds (before expenses):	$170,187,500

Maturity:	October 1, 2016, unless earlier converted or repurchased

Offer Price:	100%, plus accrued interest, if any, from September 20, 2010

Coupon:	6.5%

Interest Payment Dates:	April 1 and October 1

First Interest Payment Date:	April 1, 2011

Reference Price:	$0.95, the last reported sale price for the Issuer’s common stock on the Nasdaq Global Select Market on September 14, 2010

Conversion Premium:	Approximately 30.0% over the Reference Price

Initial Conversion Price:	Approximately $1.235 per share of common stock, subject to adjustment

Initial Conversion Rate:	809.7166 shares of common stock per $1,000 principal amount of Notes, subject to adjustment

Trade Date:	September 14, 2010

Settlement Date:	September 20, 2010

CUSIP/ISIN Numbers:	52729N BR0 / US52729NBR08

Sole Bookrunning Manager:	Merrill Lynch, Pierce, Fenner & Smith Incorporated

Lead Manager:	Citigroup Global Markets Inc.

Co-Managers:	Deutsche Bank Securities Inc. Morgan Stanley & Co. Incorporated Wells Fargo Securities, LLC

Redemption at the Option of the Issuer:

After October 1, 2013, the Issuer may redeem the Notes, in whole or in part, at its option at any time or from time to time at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon (if any) to, but excluding, the applicable redemption date if the closing sale price of the Issuer’s common stock has exceeded 150% of the then effective conversion price (calculated by dividing $1,000 by the then applicable conversion rate) for at least 20 trading days in any consecutive 30-day trading period ended on the trading day prior to the mailing of the notice of redemption.

Adjustment to Shares Delivered upon Conversion in Connection with a Make-Whole Premium Upon a Change in Control:

The following table sets forth the adjustments to the conversion rate, expressed as a number of additional shares to be received per $1,000 in principal amount of the Notes, in connection with a make-whole premium upon a change in control (as defined in the Preliminary Prospectus Supplement):

Stock Price on	Effective Date
Effective Date	September 20, 2010	October 1, 2011	October 1, 2012	October 1, 2013	October 1, 2014	October 1, 2015	October 1, 2016
$0.95	242.9149	242.9149	242.9149	242.9149	242.9149	242.9149	242.9149
$1.10	204.4138	189.9607	175.3535	170.1801	168.8946	151.4651	99.3743
$1.25	165.8749	148.8118	129.1106	115.7064	113.0509	95.4003	0.0000
$1.50	123.1259	104.8860	81.0359	53.7197	51.4139	40.2717	0.0000
$1.75	95.8216	78.2801	54.2374	14.5311	13.1628	9.7654	0.0000
$2.00	77.1272	60.2703	37.2919	0.0000	0.0000	0.0000	0.0000
$2.25	64.2107	48.8934	28.2658	0.0000	0.0000	0.0000	0.0000
$2.50	54.6272	40.8452	22.6452	0.0000	0.0000	0.0000	0.0000
$2.75	47.2700	34.9219	18.9416	0.0000	0.0000	0.0000	0.0000
$3.00	41.5524	30.4659	16.3827	0.0000	0.0000	0.0000	0.0000
$3.50	33.0640	24.1040	12.9784	0.0000	0.0000	0.0000	0.0000
$4.00	27.0441	19.7154	10.7101	0.0000	0.0000	0.0000	0.0000
$4.50	22.5249	16.4659	9.0346	0.0000	0.0000	0.0000	0.0000
$5.00	19.0222	13.9449	7.7225	0.0000	0.0000	0.0000	0.0000

The exact stock prices and effective dates may not be set forth in the table above, in which case:

•                  If the stock price is between two stock prices in the table or the actual effective date is between two effective dates in the table, the amount of the conversion rate adjustment will be determined by a straight-line interpolation between the adjustment amounts set forth for such two stock prices or such two effective dates on the table based on a 360-day year, as applicable.

•                  If the stock price is greater than $5.00 per share, subject to adjustment as of any date on which the conversion rate of the notes is otherwise adjusted, no adjustment in the applicable conversion rate will be made.

•                  If the stock price is less than $0.95 per share, subject to adjustment as of any date on which the conversion rate of the notes is otherwise adjusted, no adjustment in the applicable conversion rate will be made.

Notwithstanding the foregoing, in no event will the conversion rate exceed 1052.6315 shares of common stock per $1,000 in principal amount of Notes, which maximum amount is subject to adjustments in the same manner as the conversion rate as set forth under “—Conversion Rights” in the Preliminary Prospectus Supplement.

Affiliates of other underwriters have been, and may from time to time continue to be, lenders under the Credit Agreement, and an affiliate of Wells Fargo Securities, LLC, Wells Fargo Shareowner Services, is the transfer agent and registrar for our common stock.

The Issuer has previously filed a registration statement (including a prospectus and the related preliminary prospectus supplement) on Form S-3 with the Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates, which registration statement became effective on November 4, 2008.  Before you invest, you should read the preliminary prospectus supplement to the prospectus in that registration statement, the prospectus and the other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, a copy of the prospectus supplement and the prospectus relating to this offering may also be obtained by calling BofA Merrill Lynch at 866-500-5408.

SCHEDULE IV

Walter Scott, Jr.

James Q. Crowe

Charles C. Miller, III

Sunit S. Patel

Jeff K. Storey

EXHIBIT A

Opinion of
Willkie Farr & Gallagher LLP
Counsel for the Company

1.     Each of the Company and Level 3 Communications, LLC has been duly incorporated or formed and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or formation, and has the requisite power and authority to carry on its business and own its properties as currently being conducted as described in the Disclosure Package and the Final Prospectus.

2.     To such counsel’s knowledge, all the outstanding equity interests of Level 3 Communications, LLC have been duly and validly authorized and are duly issued and are fully paid and nonassessable, and except as otherwise set forth in the Disclosure Package and the Final Prospectus, all outstanding equity interests of Level 3 Communications, LLC are owned by the Company either directly or through wholly owned subsidiaries, to the knowledge of such counsel, free and clear of any agreement providing for a security interest in such equity interests to secure any obligation and any stockholders’ agreements, voting trusts, claims or other encumbrances (other than the pledge of the equity interests of Level 3 Communications, LLC pursuant to the agreements the Company and certain of its subsidiaries have entered into in connection with the senior secured term loan described in the Disclosure Package and the Final Prospectus).

3.     (i) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries listed on Annex I to this opinion letter or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed or incorporated by reference in the Disclosure Package and the Final Prospectus, and (ii) to the knowledge of such counsel, there is no contract or other document of a character required to be described in the Registration Statement, the Preliminary Prospectus or the Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and (iii) the statements included in the Preliminary Prospectus and the Final Prospectus under the headings “Description of the Notes” and “Description of Capital Stock,” insofar as such sections summarize the terms of the Securities, the Common Stock and the Indenture, and under the heading “Material U.S. Federal Tax Considerations,” insofar as such section summarizes matters of law, fairly summarize in all material respects the matters therein described.

4.     The Registration Statement has become effective under the Securities Act; any required filing of the Basic Prospectus, any Preliminary Prospectus and the Final Prospectus and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement, the Preliminary Prospectus and the Final Prospectus (other than the financial statements and related schedules and other financial information contained therein or omitted therefrom, as to which such counsel need express no opinion) appear on their face to comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the respective rules thereunder.

5.     The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

6.     To the knowledge of such counsel, no material consent, approval, authorization, license, certificate, permit or order of any court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the Securities or for the consummation of the transactions contemplated hereby or thereby, except such as may be required by the Federal Communications Commission or similar state regulatory authorities or under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters (as to which such counsel need not opine) and such other approvals (to be specified in such opinion) as have been obtained.

7.     Neither the execution and delivery of this Agreement or the Indenture, the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms thereof including the issuance of Common Stock upon conversion of the Securities, will conflict with, result in a breach of, or constitute a default under the (x) certificate of incorporation, by-laws or other organizational documents of the Company or of any Subsidiary, (y) the terms of any agreement or instrument listed on Annex II hereto, or (z) any judgment, order or regulation known to such counsel to be applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental agency, authority or body or arbitrator having jurisdiction over the Company or any of its Subsidiaries, except orders or regulations of the Federal Communications Commission or similar state regulatory authorities or regulations of any state securities commission (as to which such counsel need not opine), except, in the case of clauses (y) and (z) for breaches or defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

8.     To the knowledge of such counsel, no holders of securities of the Company have rights to the registration of such securities in connection with or as a result of the offering and sale of the Securities under this Agreement.

9.     The Company’s actual authorized equity capitalization is as set forth in the Disclosure Package and the Final Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Disclosure Package and the Final Prospectus; the shares of Common Stock initially issuable upon conversion of the Securities have been duly and validly authorized, and, when issued upon conversion in accordance with the terms of the Indenture, will be validly issued, fully paid and nonassessable; the Board of Directors of the Company or a duly constituted committee thereof has duly and validly adopted resolutions reserving such shares of Common Stock for issuance upon conversion; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities under the certificate of incorporation and by-laws of the Company and the General Corporation Law of the State of Delaware.

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10.   The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

11.   The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act.

12.   The Company has full corporate right, power and authority to execute and deliver this Agreement and the Supplemental Indenture and to perform its obligations hereunder or thereunder, including the issuance of the Securities; as of the date of its execution, the Company had full corporate right, power and authority to execute and deliver the Base Indenture and to perform its obligations thereunder, including the issuance of the Securities; and all corporate action required to be taken by the Company for the due and proper authorization, execution and delivery of this Agreement and the Indenture and for the consummation of the transactions contemplated hereby or thereby has been duly and validly taken.

13.   This Agreement has been duly authorized, validly executed and delivered by the Company.

In addition, such counsel shall state that they have participated in conferences with representatives of the Company, the Underwriters and their counsel, at which conferences the contents of the Disclosure Package and the Final Prospectus were discussed, and, although, except as otherwise described in paragraph 3(iii) above, such counsel has not independently checked or verified and does not pass upon and assumes no responsibility for the factual accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package or the Final Prospectus, no facts have come to such counsel’s attention to cause them to believe that (i) at the Applicable Time the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) at the Applicable Time the Disclosure Package contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Final Prospectus as of its date or as of the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and with respect to clauses (i), (ii) and (iii), in each case, other than the financial statements and related schedules and other financial information contained therein or omitted therefrom and other than the sections entitled “Risk Factors—We are subject to significant regulation that could change in an adverse manner,” “—The laws in certain countries currently do not permit us to offer services directly in those countries” and “—

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Potential regulation of Internet service providers in the United States could adversely affect our operations,” “Business—Regulation” included in the Final Prospectus and comparable sections in the Company’s Exchange Act reports incorporated in the Preliminary Prospectus and the Final Prospectus by reference, as to which such counsel need not express a view).

Such opinion may be limited to the laws of the State of New York, the Federal laws of the United States of America and the General Corporation Law and the Limited Liability Company Act of the State of Delaware.

All references in this Exhibit A to the Final Prospectus shall be deemed to include any amendment or supplement thereto at the Closing Date.  The opinion of such counsel shall be rendered to the Underwriters at the request of the Company and shall so state.

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ANNEX I TO EXHIBIT A

Subsidiaries

Level 3 Financing, Inc.

Level 3 Communications, LLC

Broadwing, LLC

TelCove Operations, LLC

WilTel Communications, LLC

Broadwing Communications, LLC

BTE Equipment, LLC

Level 3 International, Inc.

Level 3 Holdings, Inc.

KCP, Inc.

ANNEX II TO EXHIBIT A

1.                                       Amendment Agreement, dated as of April 16, 2009 among Level 3 Communications, Inc., Level 3 Financing, Inc., the lenders party thereto and Merrill Lynch Capital Corporation, as agent.

2.                                       Credit Agreement, dated as of March 13, 2007, as amended and restated as of April 16, 2009 in the form attached to the Amendment Agreement, among Level 3 Communications, Inc., Level 3 Financing, Inc., the lenders party thereto and Merrill Lynch Capital Corporation, as agent.

3.                                       First Amendment, dated as of May 15, 2009, to the Amended and Restated Credit Agreement dated as of April 16, 2009.

4.                                       Amended and Restated Indenture, dated as of July 8, 2003, between Level 3 Communications, Inc. and The Bank of New York, as trustee.

5.                                       First Supplemental Indenture, dated as of July 8, 2003, between Level 3 Communications, Inc. and The Bank of New York, as trustee.

6.                                       First Supplemental Indenture, dated as of September 20, 1999, between Level 3 Communications, Inc. and IBJ Whitehall Bank & Trust Company, as trustee.

7.                                       Second Supplemental Indenture, dated as of February 29, 2000, between Level 3 Communications, Inc. and The Bank of New York (as successor to IBJ Whitehall Bank & Trust Company), as trustee.

8.                                       Supplemental Indenture, dated as of October 20, 2004 among Level 3 Financing, Inc., Level 3 Communications, LLC and The Bank of New York, as trustee.

9.                                       Indenture, dated as of October 24, 2003 among Level 3 Communications, Inc. and The Bank of New York, as trustee.

10.                                 First Supplemental Indenture, dated as of February 7, 2005, by and between Level 3 Communications, Inc. and The Bank of New York, as trustee.

11.                                 Indenture, dated as of December 2, 2004, between Level 3 Communications, Inc. and The Bank of New York, as trustee.

12.                                 Supplemental Indenture, dated December 1, 2004, among Level 3 Financing, Inc., Level 3 Communications, Inc., Level 3 Communications, LLC and The Bank of New York, as trustee.

13.                                 Second Supplemental Indenture, dated as of April 4, 2005, by and between Level 3 Communications, Inc. and The Bank of New York, as trustee.

14.                                 Third Supplemental Indenture, dated as of June 13, 2006, between Level 3 Communications, Inc. and The Bank of New York, as trustee, relating to Level 3 Communications, Inc.’s 3.5% Convertible Senior Notes due 2012.

15.                                 Indenture, dated as of October 30, 2006, among Level 3 Communications, Inc., Level 3 Financing, Inc., and The Bank of New York, as trustee, relating to Level 3 Financing, Inc.’s 9.25% Senior Notes due 2014.

16.                                 Supplemental Indenture, dated as of January 4, 2007, among Broadwing Financial Services, Inc., Level 3 Communications, Inc., Level 3 Financing, Inc. and The Bank of New York, as trustee, relating to Level 3 Financing, Inc.’s 9.25% Senior Notes Due 2014.

17.                                 Indenture, dated as of February 14, 2007, among Level 3 Communications, Inc., Level 3 Financing, Inc. and The Bank of New York, as trustee, relating to Level 3 Financing, Inc.’s Floating Rate Senior Notes due 2015.

18.                                 Indenture, dated as of February 14, 2007, among Level 3 Communications, Inc., Level 3 Financing, Inc. and The Bank of New York, as trustee, relating to Level 3 Financing, Inc.’s 8.75% Senior Notes due 2017.

19.                                 Amended and Restated Supplemental Indenture, dated as of March 13, 2007, among Level 3 Financing, Inc., Level 3 Communications, Inc., Broadwing Financial Services, Inc. and The Bank of New York, as trustee, relating to Level 3 Financing, Inc.’s 9.25% Senior Notes Due 2014.

20.                                 Supplemental Indenture, dated as of April 9, 2007, among Level 3 Communications, LLC, Level 3 Communications, Inc., Level 3 Financing, Inc. and The Bank of New York, as trustee, relating to Level 3 Financing, Inc.’s 9.25% Senior Notes Due 2014.

21.                                 Supplemental Indenture, dated as of April 9, 2007, among Level 3 Financing, Inc., Level 3 Communications, Inc., Level 3 Communications, LLC and The Bank of New York, as trustee, relating to Level 3 Financing, Inc.’s 9.25% Senior Notes Due 2014.

22.                                 Supplemental Indenture, dated as of May 29, 2007, among Level 3 Communications, LLC, Level 3 Communications, Inc., Level 3 Financing, Inc. and The Bank of New York, as trustee, relating to Level 3 Financing, Inc.’s 8.75% Senior Notes Due 2017.

23.                                 Supplemental Indenture, dated as of May 29, 2007, among Level 3 Financing, Inc., Level 3 Communications, Inc., Level 3 Communications, LLC and The Bank of New York, as trustee, relating to Level 3 Financing, Inc.’s 8.75% Senior Notes Due 2017.

24.                                 Supplemental Indenture, dated as of May 29, 2007, among Level 3 Communications, LLC, Level 3 Communications, Inc., Level 3 Financing, Inc. and The Bank of New York, as trustee, relating to Level 3 Financing, Inc.’s Floating Rate Senior Notes Due 2015.

25.                                 Supplemental Indenture, dated as of May 29, 2007, among Level 3 Financing, Inc., Level 3 Communications, Inc., Level 3 Communications, LLC and The Bank of New York, as trustee, relating to Level 3 Financing, Inc.’s Floating Rate Senior Notes Due 2015.

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26.                                 Indenture, dated as of December 24, 2008, among Level 3 Communications, Inc. and The Bank of New York, as trustee.

27.                                 First Supplemental Indenture, dated as of December 24, 2008, among Level 3 Communications, Inc. and The Bank of New York Mellon, as trustee, relating to Level 3 Communications, Inc.’s 15% Convertible Senior Notes Due 2013.

28.                                 Indenture, dated as of June 26, 2009, among Level 3 Communications, Inc. and The Bank of New York, as trustee, relating to Level 3 Financing, Inc.’s 7% Convertible Senior Notes Due 2015.

29.                                 Guarantee Agreement, dated as of March 13, 2007, as supplemented, among Level 3 Communications, Inc., the Subsidiaries party thereto and Merrill Lynch Capital Corporation.

30.                                 Collateral Agreement, dated as of March 13, 2007, as supplemented, among Level 3 Financing Inc., Level 3 Communications, Inc., the Subsidiaries party thereto and Merrill Lynch Capital Corporation.

31.                                 Indemnity, Subrogation and Contribution Agreement, dated as of March 13, 2007, as supplemented, among Level 3 Communications, Inc., Level 3 Financing, Inc., the Subsidiaries party thereto and Merrill Lynch Capital Corporation.

32.                                 Omnibus Offering Proceeds Note Subordination Agreement, dated as of March 13, 2007, among Level 3 Communications, Inc., Level 3 Communications, LLC, Level 3 Financing, Inc. and the Subsidiaries party thereto.

33.                                 Supplement No. 1 to Omnibus Proceeds Note Subordination Agreement, dated as of March 13, 2007, among Level 3 Financing, Inc. and Broadwing Financial Services, Inc.

34.                                 Amended and Restated Loan Proceeds Note, dated as of December 1, 2004, as amended and restated on March 13, 2007 and on April 16, 2009, and as further amended and restated on May 15, 2009 made by Level 3 Communications, LLC to Level 3 Financing, Inc.

35.                                 Amended and Restated Loan Proceeds Note Collateral Agreement, dated as of December 1, 2004, as amended and restated on March 13, 2007 and as further amended and restated on April 16, 2009, among Level 3 Financing, Inc., Level 3 Communications, LLC and Merrill Lynch Capital Corporation.

36.                                 Amended and Restated Loan Proceeds Note Guarantee Agreement, dated as of January 4, 2007, as amended and restated on March 13, 2007.

37.                                 Standstill Agreement, dated as of October 26, 2009, between Level 3 Communications, Inc. and Southeastern Asset Management, Inc., on behalf certain institutional clients.

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38.                                 Supplemental Indenture, dated as of January 20, 2010, among Level 3 Communications, Inc., Level 3 Communications, LLC, Level 3 Financing, Inc. and The Bank of New York Mellon, as trustee, relating to Level 3 Financing, Inc.’s 12.25% Senior Notes Due 2013.

39.                                 Indenture, dated as of January 20, 2010, among Level 3 Communications, Inc., Level 3 Financing, Inc. and The Bank of New York Mellon, as trustee, relating to Level 3 Financing, Inc.’s 10% Senior Notes Due 2018.

40.                                 Supplemental Indenture, dated as of March  19, 2010, among Level 3 Communications, LLC, Level 3 Communications, Inc., Level 3 Financing, Inc. and The Bank of New York Mellon, as trustee, relating to Level 3 Financing, Inc.’s 10% Senior Notes Due 2018.

41.                                 Supplemental Indenture, dated as of March  19, 2010, among Level 3 Communications, LLC, Level 3 Communications, Inc., Level 3 Financing, Inc. and The Bank of New York Mellon, as trustee, relating to Level 3 Financing, Inc.’s 10% Senior Notes Due 2018.

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EXHIBIT B

Opinion of
Bingham McCutchen LLP
Regulatory Counsel for the Company

1.             The licenses, permits and authorizations set forth in Attachment A to this opinion constitute all of the material licenses, permits and authorizations required by the Federal Communications Commission (“FCC”) and the State Regulatory Agencies (as defined below) for the provision of telecommunications services by the Company and the Subsidiaries as such counsel understands those services currently to be provided based solely on the declaration of an executive officer of the Company attached to the opinion, where the failure to obtain or hold such license, permit or authority would materially adversely affect the ability of the Company or the Subsidiaries to provide such service.  To our Knowledge, none of the Company or any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or authorization which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse affect on the Company or such Subsidiary, taken as a whole, in connection with the provision of such services.

2.             Except as set forth in Attachment B to this opinion, to our Knowledge, after reasonable inquiry, neither the Company nor any of the Subsidiaries is subject to any pending or overtly threatened in writing proceeding, complaint or investigation before the FCC or any State Regulatory Agency based on any alleged violation by any of the Company or the Subsidiaries in connection with the provision of or failure to provide telecommunications services.

3.             The disclosure related to the federal and state Telecommunications Laws included in the Preliminary Prospectus and the Final Prospectus under the headings “Risk Factors — We are subject to significant regulation that could change in an adverse manner,” and “Risk Factors — Potential regulation of Internet service providers in the United States could adversely affect our operations,” and in the Company’s Annual Report on Form 10-K for the year ending December 31, 2009, “Business — Regulation — Federal Regulation” and “Business — Regulation — State Regulation”  (collectively, the “Applicable Sections”) insofar such statements purport to constitute a summary of the Telecommunications Laws fairly summarize the matters of law therein described in all material respects.

4.             No material consent, approval, authorization, license, certificate, permit or order of the FCC or any State Regulatory Agency is required for the consummation of the transactions contemplated by the Underwriting Agreement, the Securities or the Indenture.

5.             Neither the execution and delivery of the Underwriting Agreement, the Securities or the Indenture, nor the issue and sale of the Securities contemplated thereby will conflict with or result in a material violation of any published order or regulation of the FCC or any State Regulatory Agency applicable to the Company or any of the Subsidiaries, where the conflict or violation would have a material adverse effect on the business of the Company or the Subsidiaries, taken as a whole, in connection with the provision of telecommunications services.

Such counsel has not determined the accuracy or completeness of, nor otherwise verified, the factual information furnished in the Disclosure Package and the Preliminary Prospectus or the Final Prospectus, including any amendments or supplements thereto as of the date hereof.  Such counsel has generally reviewed and discussed with representatives of the Company and the Subsidiaries, and counsel for those entities, the information furnished in the Disclosure Package and the Final Prospectus, including any amendments or supplements thereto as of the date hereof.  Although such counsel has not independently checked or verified and is neither passing upon nor assuming any responsibility for the factual accuracy, completeness or fairness of the statements contained in the Disclosure Package, or the Applicable Sections of the Final Prospectus, including any amendments or supplements thereto as of the date hereof, nothing has become known to the attorneys who have been engaged in the review and discussion of the information furnished in the Preliminary Prospectus and the Final Prospectus in the course of their review and discussion that would cause those attorneys to believe that the statements included in the Preliminary Prospectus and the Final Prospectus, under the headings set forth in paragraph 3 above, including any amendments or supplements thereto as of the date hereof, at the Applicable Time, or on the Closing Date contain an untrue statement of material fact or omit to state a material fact that would make the statements therein, in the light of the circumstances under which they were made, not misleading.  Such counsel expresses no belief as to the statements contained under any other heading of the Preliminary Prospectus or the Final Prospectus, including any amendments or supplements thereto as of the date hereof.  Such counsel expresses no belief with respect to the financial statements (and notes and schedules thereto) and other statistical, financial or accounting data therein included.

Such counsel’s opinions may be based solely on the Communications Act of 1934, as amended, decisions of the FCC and FCC rules and regulations, comparable state statutes governing telecommunications, and the rules and regulations of comparable state regulatory agencies with direct regulatory jurisdiction over telecommunications matters in the states in which the Company or the Subsidiaries provide intrastate services (“State Regulatory Agencies”).  Such counsel’s opinion may be limited solely to matters arising under these authorities regarding federal common carrier telecommunications regulatory requirements and comparable state regulatory requirements in states in which the Company and the Subsidiaries provide intrastate telecommunications services.

Such counsel is a member of the Bar of the District of Columbia and is not admitted to the bars of the states in which the State Regulatory Agencies are located.  In rendering this opinion, such counsel has relied as to certain matters of fact on certificates of responsible officers of the Company and public officials.

All references in this Exhibit B to the Final Prospectus shall be deemed to include any amendment or supplement thereto as of the Closing Date.  The opinion of such counsel shall be rendered to the Underwriters at the request of the Company and shall so state.

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EXHIBIT C

Opinion of
Internal Counsel for the Company Covering Canadian Regulatory Issues

1.                       The statements in the Preliminary Prospectus and the Final Prospectus under the captions “Risk Factors—The laws in certain countries currently do not permit us to offer services directly in those countries” and “Canadian Regulation” insofar as such statements describe or summarize matters of law or constitute legal conclusions, fairly describe or summarize all matters referred to therein.

EXHIBIT D

Opinion of
Thomas C. Stortz, Executive Vice President,
Chief Legal Officer and Secretary of the Company

1.     Each of the Subsidiaries, other than Level 3 Communications, LLC, as to which such counsel need not opine, has been duly incorporated or formed and is validly existing and in good standing in the jurisdiction of its incorporation or formation, and has the requisite corporate power and authority to carry on its business and own its properties as currently being conducted and as described in the Disclosure Package and the Final Prospectus.

2.     All the outstanding shares of capital stock or other equity interests of each Subsidiary, other than Level 3 Communications, LLC, as to which such counsel need not opine, have been duly and validly authorized and are duly issued and are fully paid and nonassessable, and have not been issued and are not owned or held in violation of any statutory preemptive right of stockholders; to the knowledge of such counsel after due inquiry, such shares or other equity interests are not held in violation of any other preemptive right of stockholders, and except as otherwise set forth in the Disclosure Package and the Final Prospectus, all outstanding shares of capital stock or other equity interests of the Subsidiaries are owned by the Company either directly or through wholly owned Subsidiaries, to the knowledge of such counsel, after due inquiry, free and clear of any agreement providing for a security interest in such shares or equity interests to secure any obligation and any stockholders’ agreements, voting trusts, claims or other encumbrances (other than the pledge of such shares or equity interests pursuant to the agreements the Company and certain of its subsidiaries have entered into in connection with the senior secured credit facility described in the Disclosure Package and the Final Prospectus).

3.     Neither the execution and delivery of this Agreement or the Indenture, the issue and sale of the Securities, nor the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms thereof, including the issuance of the Common Stock upon conversion of the Securities, will conflict with, result in a breach of, or constitute a default under the terms of any indenture or other agreement or instrument actually known to such counsel, after due inquiry (which does not include (i) a review of all the agreements or instruments in the Company’s files or of agreements or instruments such counsel has not been involved with or (ii) a canvassing of the Company’s employees), and to which the Company or any Subsidiary is a party or bound or its property is subject.

4.     The information included or incorporated by reference in the Preliminary Prospectus and the Final Prospectus under the headings “Risk Factors—Environmental liabilities from our historical operations could be material” and “Legal Proceedings”, insofar as such headings summarize matters of law, fairly summarize the matters therein described.

Such opinion may be limited to the laws of the State of Nebraska, the Federal laws of the United States of America and the General Corporation Law and the Limited Liability Company Act of the State of Delaware.

All references in this Exhibit D to the Final Prospectus shall be deemed to include any amendment or supplement thereto at the Closing Date.  The opinion of such counsel shall be rendered to the Underwriters at the request of the Company and shall so state.

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EXHIBIT E

Dated:

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

as Representative of the several Underwriters

One Bryant Park

New York, New York  10036

Ladies and Gentlemen:

This letter is being delivered to you in connection with a proposed Underwriting Agreement (the “Underwriting Agreement”) between Level 3 Communications, Inc., a Delaware corporation (the “Company”) and the Representative of the several Underwriters named in Schedule I thereto, whereby the Underwriters have agreed to purchase the Company’s Convertible Senior Notes due 2016 (the “Securities”), which are convertible into shares of common stock, par value $0.01 per share (“Common Stock”), of the Company pursuant to the Underwriting Agreement.

In order to induce you to purchase the Securities pursuant to the Underwriting Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, offer, sell, contract to sell, pledge or otherwise dispose of, or file (or participate in the filing of) a registration statement with the U.S. Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 75 days after the date of the Underwriting Agreement, other than (i) shares of Common Stock disposed of as bona fide gifts, (ii) transfers incident to estate planning matters, including transfers of shares of Common Stock to one or more trusts for the benefit of the undersigned or members of the undersigned’s family, (iii)  testamentary transfers and other transfers of shares of Common Stock made pursuant to the laws of descent and distribution and (iv) shares of Common Stock sold in connection with the payment of taxes or exercise prices relating to awards under any employee benefit plan, stock ownership or stock incentive plan, provided, however, that in the case of any transfer, distribution or disposition pursuant to clause (i), (ii) or (iii) each donee, distributee or disposition recipient shall agree to be bound by the foregoing restrictions.

If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

Very truly yours,

Name:
Address:

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